================================================================================






                               THE ARBITRAGE FUNDS

                               THE ARBITRAGE FUND









                                  ANNUAL REPORT
                                  May 31, 2002











    INVESTMENT ADVISER                                   ADMINISTRATOR
    ------------------                                   -------------
WATER ISLAND CAPITAL, LLC                          ULTIMUS FUND SOLUTIONS, LLC
    650 Fifth Avenue                                    P.O. Box 46707
       5th Floor                                  Cincinnati, Ohio 45246-0707
New York, New York 10019                                1.800.295.4485


================================================================================

                                [GRAPHIC OMITTED]

                               THE ARBITRAGE FUND


                            WATER ISLAND CAPITAL, LLC
                          650 FIFTH AVENUE, FIFTH FLOOR
                            NEW YORK, NEW YORK 10019
                                 --------------
                       TEL: 212.259.2655 FAX: 212.259.2698


July 20, 2002

Dear Shareholder,

     By any measure, 2002 has been a difficult year for the equity markets. Merger arbitrage has seen its share of difficulties as well, with return opportunities diminished due to a number of factors, including a poorly performing economy, unprecedented levels of share price volatility, and a diminished level of confidence on the part of equity investors.

     However, I am pleased to report that the Arbitrage Fund continues to navigate well through this difficult market environment. For the year ended May 31, 2002, the Fund returned -0.86% compared with the S&P 500 Index return of -13.85%. Additionally, for the six months ended June 30, 2002, the Fund returned 5.27% compared with the S&P 500 Index return of -13.16%. While the volume of merger transactions continues to remain depressed relative to recent years, we continue to find attractive investment opportunities. Led by strategic buyers who continue to consolidate their industries, the outlook for merger transactions is extremely positive, in our view.

     We expect merger and acquisition activity to mirror a rebound in the overall level of economic activity, as corporate buyers continue to make strategic acquisitions to achieve cost efficiencies, increase market penetration and boost profitability in an increasingly competitive global marketplace.

     Generating positive returns in the context of capital preservation continues to be our primary objective. With merger arbitrage as our primary investment strategy, we will not engage in strategies outside of our area of expertise.

      Lastly, I want to thank each of our shareholders for their continued support.

Sincerely,


/s/ John S. Orrico

John S. Orrico, CFA
Portfolio Manager

           COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
                 IN THE ARBITRAGE FUND VERSUS THE S&P 500 INDEX


                              [GRAPHIC OMITTED]

                 The Arbitrage Fund                                       S&P 500 Index
                 ------------------                                       -------------
      09/17/00                        10,000                   09/17/00                      10,000
      09/30/00          0.10%         10,010                   09/30/00      -1.97%           9,803
      12/31/00          0.88%         10,098                   12/31/00      -7.82%           9,036
      03/31/01          4.67%         10,570                   03/31/01     -11.86%           7,965
      06/30/01          2.47%         10,831                   06/30/01       5.85%           8,431
      09/30/01         -3.06%         10,500                   09/30/01     -14.68%           7,193
      12/31/01          4.78%         11,002                   12/31/01      10.69%           7,962
      03/31/02          6.12%         11,675                   03/31/02       0.27%           7,984
      05/31/02         -0.71%         11,592                   05/31/02      -6.76%           7,444

--------------------------------------------
               The Abritrage Fund          |
          Average Annual Total Returns(a)  |
         (for periods ended May 31, 2002)  |
                                           |
         1 Year               (0.86%)      |
         Since Inception(b)    9.07%       |
--------------------------------------------

      Past performance is not predictive of future performance.


(a)The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)Initial public offering of shares was September 17, 2000.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                  MAY 31, 2002

ASSETS

  Investments in securities:
  At acquisition cost                                              $ 11,029,963
                                                                   ============
  At value (Note 1)                                                $ 10,961,788
  Deposits with brokers for securities
    sold short (Note 1)                                               3,077,631
  Dividends receivable                                                    3,969
  Receivable for investment securities sold                           1,002,586
  Receivable for capital shares sold                                     28,308
  Receivable from Adviser (Note 3)                                       13,481
  Other assets                                                           20,150
                                                                   ------------
          Total Assets                                               15,107,913
                                                                   ------------

LIABILITIES

  Written call options, at value (Notes 1 and 4)
    (premiums received $76,055)                                          51,085
  Securities sold short (Note 1)
    (proceeds $2,770,772)                                             2,701,528
  Payable for investment securities purchased                         1,015,852
  Payable to Administrator (Note 3)                                       7,900
  Dividends payable on securities sold short (Note 1)                        50
  Other accrued expenses                                                 17,560
                                                                   ------------
          Total Liabilities                                           3,793,975
                                                                   ------------

NET ASSETS                                                         $ 11,313,938
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $ 11,264,181
  Accumulated net realized gains from
    security transactions                                                23,718
  Net unrealized appreciation (depreciation) on:
          Investments                                                   (68,175)
          Short positions                                                69,244
          Written options                                                24,970
                                                                   ------------

                                                                   $ 11,313,938
                                                                   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                          1,010,847
                                                                   ============

Net asset value, offering price and redemption
  price per share (Note 1)                                         $      11.19
                                                                   ============



                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                             STATEMENT OF OPERATIONS
                         FOR THE YEAR ENDED MAY 31, 2002


INVESTMENT INCOME
        Dividends                                                  $     21,469
        Interest                                                         16,527
                                                                   ------------
               Total Income                                              37,996
                                                                   ------------

EXPENSES
        Investment advisory fees (Note 3)                                56,183
        Fund accounting and pricing fees (Note 3)                        35,355
        Custodian and bank service fees                                  28,862
        Administration fees (Note 3)                                     27,427
        Transfer agent and shareholder
          services fees (Note 3)                                         25,687
        Insurance expense                                                18,513
        Professional fees                                                12,695
        Dividend expense                                                  9,384
        Distribution expense (Note 3)                                     9,364
        Registration and filing fees                                      4,402
        Postage and supplies                                              3,400
        Printing of shareholder reports                                   1,596
        Other expenses                                                      725
                                                                   ------------
               Total Expenses                                           233,593
        Less fees waived and expenses reimbursed
          by the Adviser (Note 3)                                      (151,171)
                                                                   ------------
               Net Expenses                                              82,422
                                                                   ------------

NET INVESTMENT LOSS                                                     (44,426)
                                                                   ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
        Net realized losses from security transactions                 (330,820)
        Net realized gains from option contracts                        408,945
        Net change in unrealized appreciation/
           depreciation on investments                                  (85,104)
        Net change in unrealized appreciation/
           depreciation on short positions                               72,134
        Net change in unrealized appreciation/
           depreciation on option contracts                              25,070
                                                                   ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         90,225
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $     45,799
                                                                   ============

                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                        FOR YEAR           FOR PERIOD
                                                                          ENDED               ENDED
                                                                      MAY 31, 2002      MAY 31, 2001 (a)
                                                                  ------------------    -------------------
FROM OPERATIONS
  Net investment loss                                               $    (44,426)        $     (2,116)
  Net realized gains (losses) from:
    Security transactions                                               (330,820)              60,107
    Option contracts                                                     408,945
  Net change in unrealized appreciation/depreciation on:
    Investments                                                          (85,104)              16,929
    Short positions                                                       72,134               (2,890)
    Option contracts                                                      25,070                 (100)
                                                                    ------------         ------------
Net increase in net assets resulting from operations                      45,799               71,930
                                                                    ------------         ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income                                              --                 (1,222)
    From capital gains                                                   (66,750)                --
                                                                    ------------         ------------
Decrease in net assets from distributions to shareholders                (66,750)              (1,222)
                                                                    ------------         ------------

FROM CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold                                         10,273,316            1,559,457
    Shares issued in reinvestment of dividends                            65,345                1,222
    Payments for shares redeemed                                        (635,146)                 (13)
                                                                    ------------         ------------
Net increase in net assets from capital share transactions             9,703,515            1,560,666
                                                                    ------------         ------------

TOTAL INCREASE IN NET ASSETS                                           9,682,564            1,631,374

NET ASSETS
    Beginning of period                                                1,631,374                 --
                                                                    ------------         ------------
    End of period                                                   $ 11,313,938         $  1,631,374
                                                                    ============         ============


CAPITAL SHARE ACTIVITY
    Sold                                                                 922,467              139,820
    Issued in reinvestment of dividends                                    6,136                  127
    Redeemed                                                             (57,702)                  (1)
                                                                    ------------         ------------
    Net increase in shares outstanding                                   870,901              139,946
    Shares outstanding at beginning of period                            139,946                 --
                                                                    ------------         ------------
    Shares outstanding at end of period                                1,010,847              139,946
                                                                    ============         ============


(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.



                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                              FINANCIAL HIGHLIGHTS
      SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT
                             THROUGHOUT EACH PERIOD

                                                                     Year Ended        Period Ended
                                                                    May 31, 2002      May 31, 2001 (a)
                                                                    ------------     ----------------
Net asset value at beginning of period                              $      11.66         $      10.00
                                                                    ------------         ------------

Income (loss) from investment operations:
     Net investment income (loss)                                          (0.04)                0.22
     Net realized and unrealized gains
       (losses) on investments                                             (0.08)                1.46
                                                                    ------------         ------------
Total from investment operations                                           (0.12)                1.68
                                                                    ------------         ------------

Less distributions:
     From net investment income                                             --                  (0.02)
     From capital gains                                                    (0.35)                --
                                                                    ------------         ------------
Total distributions                                                        (0.35)               (0.02)
                                                                    ------------         ------------

Net asset value at end of period                                    $      11.19         $      11.66
                                                                    ============         ============

Total Return (not annualized)                                             -0.86%                16.93%
                                                                    ============         ============

Net assets at end of period                                         $ 11,313,938         $  1,631,374
                                                                    ============         ============

Ratio of expenses to average net assets:
     Before advisory fees waived and expenses reimbursed                    6.19%               51.30%(b)
     Before dividends on securities sold short                              5.94%
     After advisory fees waived and expenses reimbursed                     1.94%(c)             1.95%(b)

Ratio of net investment loss to average net assets
     Before advisory fees waived and expenses reimbursed                   -5.19%              -50.05%(b)
     After advisory fees waived and expenses reimbursed                    -1.18%               -0.70%(b)

Portfolio turnover rate                                                    2,480%               2,952%


(a) Represents the period from the commencement of operations (September 17, 2000) through May 31, 2001.
(b)  Annualized.
(c)  Excludes dividend expense of 0.25% of average net assets.


                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                            PORTFOLIO OF INVESTMENTS
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               -----------

                       COMMON STOCK - 95.07%
                       AUTO COMPONENTS - 3.85%
             10,000    Pennzoil-Quaker State Co.                       $215,900
              4,000    TRW, Inc.                                        219,600
                                                                   ------------
                                                                        435,500
                                                                   ------------
                       BANKS - 5.91%
             10,000    Golden State Bancorp, Inc.                       382,100
              6,500    Liberty Bancorp, Inc.                            169,650
             25,000    Marathon Bancorp (a)                             116,750
                                                                   ------------
                                                                        668,500
                                                                   ------------
                       BIOTECHNOLOGY - 6.92%
             22,000    Collateral Therapeutics, Inc. (a)                244,200
              9,500    Digene Corp. (a)                                 220,970
             12,600    Immunex Corp. (a)                                318,024
                                                                   ------------
                                                                        783,194
                                                                   ------------
                       COMMUNICATIONS EQUIPMENT 1.50%
             15,000    Finisar Corp. (a)                                 39,015
             32,700    ONI Systems Corp. (a)                            130,800
                                                                   ------------
                                                                        169,815
                                                                   ------------
                       COMPUTER SOFTWARE - 7.55%
              1,000    Siebel Systems, Inc. (a)                          18,250
             27,500    Simplex Solutions, Inc. (a)                      468,875
             10,000    Software Spectrum, Inc. (a)                      366,700
                                                                   ------------
                                                                        853,825
                                                                   ------------
                       CONSUMER SERVIES AND SUPPLIES - 7.53%
             20,000    Boron, LePore & Associates, Inc. (a)             318,600
             26,700    Factual Data Corp. (a)                           315,060
              8,000    McGrath Rentcorp                                 218,720
                                                                   ------------
                                                                        852,380
                                                                   ------------
                       DIVERSIFIED FINANCIAL - 3.09%
             33,000    Hoenig Group, Inc. (a)                           349,800
                                                                   ------------

                       DIVERSIFIED TELECOMMUNICATION SERVICES - 4.00%
              5,000    Allegiance Telecom, Inc. (a)                       5,800
             23,700    AT&T Corp.                                       283,689
             15,000    McLeodUSA, Inc. - Class A (a)                     10,500
             67,500    Time Warner Telecom, Inc. - Class A (a)          152,550
                                                                   ------------
                                                                        452,539
                                                                   ------------
                       ELECTRICAL EQUIPMENT - 1.49%
              1,000    Alpha Industries, Inc. (a)                        10,190
             40,000    Innoveda, Inc. (a)                               158,000
                                                                   ------------
                                                                        168,190
                                                                   ------------

                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               ----------
                       COMMON STOCK - 95.07% (Continued)
                       ELECTRONIC EQUIPMENT AND INSTRUMENTS - 9.19%
             28,700    Datum, Inc. (a)                                 $372,813
             45,000    Paradigm Geophysical Ltd. (a)                    225,450
             34,000    Spectrian Corp. (a)                              440,980
                                                                   ------------
                                                                      1,039,243
                                                                   ------------
                       ENERGY EQUIPMENT AND SERVICES - 1.75%
             10,000    NRG Energy, Inc. (a)                             106,800
              6,000    Veritas DGC, Inc. (a)                             90,600
                                                                   ------------
                                                                        197,400
                                                                   ------------
                       HEALTH CARE PROVIDERS AND SERVICES - 10.26%
             28,000    DaVita, Inc. (a)                                 655,200
             18,000    Unilab Corp. (a)                                 506,160
                                                                   ------------
                                                                      1,161,360
                                                                   ------------
                       HEALTH CARE SUPPLIES - 10.55%
             13,000    ALI Techonologies, Inc. (a)                      367,900
             23,300    Dynacare, Inc. (a)                               527,724
             21,000    Spacelabs Medical, Inc. (a)                      298,200
                                                                   ------------
                                                                      1,193,824
                                                                   ------------
                       INDUSTRIAL CONGLOMERATES - 2.06%
              5,000    Advanced Technical Products, Inc. (a)            167,150
              3,000    Tyco International Ltd.                           65,850
                                                                   ------------
                                                                        233,000
                                                                   ------------
                       INTERNET AND CATALOG RETAIL - 1.37%
              2,500    Lands' End, Inc. (a)                             154,825
                                                                   ------------

                       INTERNET SOFTWARE AND SERVICES - 3.26%
             23,000    McAfee.com Corp. (a)                             338,560
              5,000    Tibco Software, Inc. (a)                          29,750
                                                                   ------------
                                                                        368,310
                                                                   ------------
                       IT CONSULTING AND SERVICES - 3.07%
             23,000    Ontrack Data International, Inc. (a)             347,507
                                                                   ------------

                       MEDIA - 1.18%
              5,800    Ackerley Group, Inc. (a)                         109,040
             15,400    WorldGate Communications, Inc. (a)                24,486
                                                                   ------------
                                                                        133,526
                                                                   ------------
                       OIL AND GAS - 5.67%
              2,800    Canaan Energy Corp. (a)                           50,120
             13,000    Chiles Offshore, Inc. (a)                        350,350
             14,000    Petroleum Geo-Services ASA (PGS) - ADR (a)        57,680
             15,000    Rio Alto Exploration Ltd. (a)                    183,150
                                                                   ------------
                                                                        641,300
                                                                   ------------


                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                      PORTFOLIO OF INVESTMENTS (Continued)
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               ----------
                       COMMON STOCK - 95.07% (Continued)
                       PAPER AND FOREST PRODUCTS - 0.52%
              2,000    Jefferson Smurfit Group PLC                     $ 59,140
                                                                   ------------

                       PERSONAL PRODUCTS - 2.21%
             13,000    Herbalife International, Inc. - Class B          250,380
                                                                   ------------

                       PHARMACEUTICALS - 1.35%
             38,800    Titan Pharmaceuticals, Inc. (a)                  153,260
                                                                   ------------

                       SEMICONDUCTOR EQUIPMENT AND PRODUCTS - 0.38%
              6,000    Conexant Systems, Inc. (a)                        42,900
                                                                   ------------

                       UTILITIES - 0.16%
              2,000    Dynegy, Inc.                                      17,780
                                                                   ------------

                       WIRELESS TELECOMMUNICATION SERVICES - 0.25%
             10,000    WorldCom, Inc. - MCI Group                        28,200
                                                                   ------------

                       TOTAL COMMON STOCKS (Cost $10,823,714)      $ 10,755,698
                                                                   ------------
              SHARES
           -----------
                       REIT ESTATE INVESTMENT TRUSTS - 0.68%
              2,900    JP Realty, Inc.
                        (Cost $77,009)                                 $ 76,850
                                                                   ------------

            FACE AMOUNT
           ----------------
                       SHORT TERM MONEY MARKET SECURITIES - 1.14%
          $ 129,240     Bear Stearns Cash Repo, 1.78%, due 6/3/02
                         (Cost $129,240)                              $ 129,240
                                                                   ------------

                       TOTAL INVESTMENTS AT VALUE - 96.89%
                         (Cost $11,029,963)                        $ 10,961,788

                       OTHER ASSETS IN EXCESS OF
                        LIABILITIES - 3.11%                             352,150
                                                                   ------------

                       NET ASSETS - 100.00%                        $ 11,313,938
                                                                   ============


(a) Non-income producing security.

                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                        SCHEDULE OF SECURITIES SOLD SHORT
                                  MAY 31, 2002

                                                                        MARKET
              SHARES                                                    VALUE
           -----------                                               ----------
                       COMMON STOCK - 23.88%
                       BANKS - 0.57%
              2,500    First Community Bancorp                         $ 64,125
                                                                   ------------

                       COMMUNICATIONS EQUIPMENT - 0.85%
             16,900    Ciena Corp.                                       95,654
                                                                   ------------

                       COMPUTER SOFTWARE - 4.69%
             13,000    Cadence Design Systems, Inc.                     250,380
             14,500    Network Associates, Inc.                         280,575
                                                                   ------------
                                                                        530,955
                                                                   ------------
                       CONSUMER SERVIES AND SUPPLIES - 3.66%
              3,000    Fidelity National Information Solutions, Inc.     86,970
             14,000    Kroll, Inc.                                      327,600
                                                                   ------------
                                                                        414,570
                                                                   ------------
                       DIVERSIFIED TELECOMMUNICATION SERVICES - 0.26%
              6,000    Symmetricom, Inc.                                 29,526
                                                                   ------------

                       ELECTRONIC EQUIPMENT AND INSTRUMENTS - 1.63%
             11,300    Cytyc Corp.                                      184,077
                                                                   ------------

                       HEALTH CARE PROVIDERS AND SERVICES - 6.80%
              5,500    Amgen, Inc.                                      261,965
              5,800    Quest Diagnostics, Inc.                          507,036
                                                                   ------------
                                                                        769,001
                                                                   ------------
                       HEALTH CARE SUPPLIES - 0.43%
              1,000    Laboratory Corp. of America Holdings              49,050
                                                                   ------------

                       MEDIA - 1.44%
              2,000    Clear Channel Communications, Inc.               106,460
              2,000    Comcast Corp. - Class A                           56,320
                                                                   ------------
                                                                        162,780
                                                                   ------------
                       OIL AND GAS - 1.53%
              2,000    Ensco International, Inc.                         65,500
              5,000    Xcel Energy, Inc.                                107,450
                                                                   ------------
                                                                        172,950
                                                                   ------------
                       PHARMACEUTICALS - 1.60%
              3,000    Schering AG - ADR                                180,870
                                                                   ------------

                       WIRELESS TELECOMMUNICATION SERVICES - 0.42%
              6,500    Remec, Inc.                                       47,970
                                                                   ------------

                       TOTAL SECURITES SOLD SHORT
                        (Proceeds $2,770,772)                       $ 2,701,528
                                                                    ===========


                       See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
                         A SERIES OF THE ARBITRAGE FUNDS
                        SCHEDULE OF OPEN OPTIONS WRITTEN
                                  MAY 31, 2002

   Option                                                                Market Value of           Premiums
  Contracts           Written Call Options                                   Options               Received
 ------------------  ---------------------------------------------    -------------------        ------------
                     Alpha Industries, Inc.,
             30          6/22/02 at $12.50                                      $ 525              $ 1,380
                     Cadence Design Systems, Inc.,
             70          6/22/02 at $20                                         2,975                4,320
                     Ciena Corp.,
             60          6/22/02 at $7.50                                         450                1,620
                     Citigroup, Inc.,
             50          6/22/02 at $45                                         2,875                6,550
                     Davita, Inc.,
             40          6/22/02 at $22.50                                      4,500                5,040
                     Dynegy, Inc.,
             20          6/22/02 at $10                                           950                2,100
                     Ensco International, Inc.,
             30          6/22/02 at $30                                         9,750               11,910
             60          6/22/02 at $35                                         3,450                5,940
                     Laboratory Corp. of America Holdings,
             30          6/22/02 at $47.50                                      8,400                5,130
             20          6/22/02 at $50                                         2,500                2,820
             20          6/22/02 at $52.50                                      1,000                1,520
                     McAfee.com Corp.,
             60          6/22/02 at $17.50                                      1,650                4,590
                     Petroleum Geo-Services ASA (PGS),
             99          6/22/02 at $5                                          1,485                9,700
                     Symmetricom, Inc.,
            100          6/22/02 at $5                                          2,750                6,800
                     TRW, Inc.,
             40          6/22/02 at $55                                         2,700                3,035
                      Veritas DGC, Inc.,
             50          6/22/02 at $15                                         5,125                3,600
                                                                   -------------------      ---------------
                                                                             $ 51,085             $ 76,055
                                                                   ===================      ===============

                 See accompanying notes to financial statements.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Arbitrage Funds, (the "Trust") was organized as a Delaware business trust on December 22, 1999 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The one series presently authorized is The Arbitrage Fund (the "Fund"), a non-diversified series. The Fund commenced operations on September 17, 2000.

The investment objective of the Fund is to achieve capital growth by engaging in merger arbitrage.

The following is a summary of the Fund's significant accounting policies:

Securities valuation - The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time). Common stocks and other equity-type securities that are listed on a securities exchange are valued at the last quoted sales price at the close of regular trading on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities which are listed on an exchange but which are not traded on the valuation date are valued at the mean of the most recent bid and asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid prices furnished by independent pricing services. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith under the supervision of the Board of Trustees of the Trust. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

Repurchase agreements - The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

Share valuation - The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income and net capital gain distributions, if any, are declared and paid at least annually to shareholders of the Fund. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either temporary or permanent in nature and are primarily due to losses deferred due to wash sales.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Security transactions - Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Short positions - The Fund may sell securities short for economic hedging purposes. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. The amount of the collateral is required to be adjusted daily to reflect changes in the value of the securities sold short.

Option transactions - The Fund writes (sells) covered call options to hedge portfolio investments. Put options can also be written by the Fund as part of a merger arbitrage strategy involving a pending corporate reorganization. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the last sales price reported on the date of valuation. If no sale is reported, the option contract written is valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the security (or increases the proceeds on a sale of the security).

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)
Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

Based upon the federal income tax cost of portfolio investments, including securities sold short and written options, of $8,323,446 as of May 31, 2002, the Fund had net unrealized depreciation of $114,271, consisting of $529,837 of gross unrealized appreciation and $644,108 of gross unrealized depreciation. The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to the tax deferral of losses on wash sales.

The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended May 31, 2002, the Fund reclassified net investment losses of $44,426 against undistributed gains on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect of the Fund's net assets or net asset value per share.


2.   INVESTMENT TRANSACTIONS
During the year ended May 31, 2002, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, options and short positions, amounted to $104,493,788 and $94,700,231, respectively.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Water Island Capital, LLC (the "Adviser") under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at the annual rate of 1.50%.

Until August 31, 2012 the Adviser has contractually agreed to waive its advisory fee and/or reimburse the Fund's other expenses to the extent that total operating expenses (exclusive of interest, taxes, dividends on short positions, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities) exceed the annual rate of 1.95% of the net assets of the Fund. Accordingly, for the year ended May 31, 2002, the Adviser waived its entire advisory fee of $56,183 and reimbursed the Fund for other expenses in the amount of $94,988.

Any waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup fees waived or expenses reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.95%, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the end of the fiscal year during which such amount was waived or reimbursed. As of May 31, 2002, the Adviser may in the future recoup from the Fund fees waived and expenses reimbursed totaling $270,525, of which $151,171 expires May 31, 2005 and $119,354 expires May 31,
2004.

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement in effect since February 1, 2002, Ultimus Fund Solutions, LLC ("Ultimus") supplies executive, administrative and regulatory services to the Fund, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. For the performance of these administrative services, Ultimus receives a monthly fee at an annual rate of .15% of the Fund's average daily net assets up to $50 million; .125% of such assets from $50 million to $100 million; ..10% of such assets from $100 million to $250 million; .075% of such assets from $250 to $500 million; and .05% of such assets in excess of $500 million, subject to a minimum fee of $2,000 per month. Accordingly, during the year ended May 31, 2002, Ultimus was paid $8,000 for administrative services.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------
NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

3.   TRANSACTIONS WITH AFFILIATES (Continued)
TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement between the Trust and Ultimus in effect since February 1, 2002, Ultimus maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of Fund shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives from the Fund a monthly fee at an annual rate of $20 per account, subject to a minimum fee of $1,500 per month. Accordingly, during the year ended May 31, 2002, Ultimus was paid $6,000 for transfer agent services. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

FUND ACCOUNTING AGREEMENT
Under the terms of a Fund Accounting Agreement between the Trust and Ultimus in effect since February 1, 2002, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives from the Fund a monthly fee of $2,500, plus an asset based fee equal to 0.01% of the Fund's average daily net assets from $25 to $500 million and 0.005% of such assets in excess of $500 million. Accordingly, during the year ended May 31, 2002, Ultimus was paid $10,000 for accounting services. In addition, the Fund pays certain out-of-pocket expenses incurred by Ultimus in obtaining valuations of the Fund's portfolio securities.

DISTRIBUTION AGREEMENT
Under the terms of a Distribution Agreement between the Trust and Ultimus Fund Distributors, LLC (the "Distributor") in effect since February 1, 2002, the Distributor serves as principal underwriter and national distributor for the shares of the Fund. The Fund's shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund.

DISTRIBUTION PLAN
The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), which permits the Fund to pay for expenses incurred in the distribution and promotion of the Fund's shares. Under the Plan, the Fund may pay compensation to any broker-dealer with whom the Distributor or the Fund has entered into a contract to distribute Fund shares, or to any other qualified financial services firm, for distribution and/or shareholder-related services with respect to shares held or purchased by their respective customers in connection with the purchase of shares attributable to their efforts. The amount of payments under the Plan in any year shall not exceed 0.25% annually of the average daily net assets of the Fund. During the year ended May 31, 2002, the Fund incurred expenses of $9,364 pursuant to the Plan.

Certain officers of the Trust are also officers of the Adviser or Ultimus.

                               THE ARBITRAGE FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MAY 31, 2002 (Continued)

3.   TRANSACTIONS WITH AFFILIATES (Continued)
PRIOR SERVICE AGREEMENTS
Prior to February 1, 2002, administrative services, fund accounting services and transfer agent services were provided to the Fund by Firstar Mutual Fund Services, LLC. Prior to February 1, 2002, underwriting services were provided to the Fund by Quasar Distributors, LLC.


4.   OPTIONS CONTRACTS
A summary of option contracts written during the year ended May 31, 2002 is as follows:

                                                 Option               Option
                                                Contracts            Premiums
                                              ------------       --------------

    Options outstanding at beginning of year           20           $     2,400

    Options written                                11,593             1,207,874

    Options closed                                   (794)             (135,566)

    Options excercised                             (5,183)             (593,655)

    Options expired                                (4,857)             (404,998)
                                              -----------           -----------


    Options outstanding at end of year                779           $    76,055
                                              ===========           ===========


5.   DISTRIBUTIONS TO SHAREHOLDERS
 The tax character of the distributions paid during the periods ended May 31, 2002 and 2001 was ordinary income. The character of distributable earnings at May 31, 2002 was as follows:

                 Undistributed                             Total
                   Ordinary           Unrealized       Distributable
                    Income           Appreciation         Earnings
                 -------------      --------------    ---------------

                  $ 164,028          $ (114,271)         $ 49,757

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
The Arbitrage Funds
New York, New York

     We have audited the accompanying statement of assets and liabilities of The Arbitrage Fund (a series of The Arbitrage Funds), including the portfolio of investments, as of May 31, 2002, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights for the period September 17, 2000 (commencement of operations) through May 31, 2001 have been audited by other auditors, whose report dated July 10, 2001 expressed an unqualified opinion on such financial statement and financial highlights.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Arbitrage Fund as of May 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 16, 2002

BOARD OF TRUSTEES AND OFFICERS (UNAUDITED)

Overall responsibility for management of the Fund rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Fund:

                                                               Position Held
Trustee                       Address                  Age     with the Trust    Length of Time Served
-------                       -------                  ---     --------------    ---------------------
*John S. Orrico, CFA          350 Park Avenue           42     President,        Since May 2000
                              New York, NY  10022              Secretary,
                                                               Treasurer and
                                                               Trustee

Joel C. Ackerman              262 Harbor Drive          57     Trustee           Since May 2000
                              Standford, CT  06902

Jay N. Goldberg               660 Madison Avenue        61     Trustee           Since May 2000
                              York, NY  10021

Michael Neumark               380 Madison Avenue        59     Trustee           Since May 2000
                              York, NY  10017


*Mr. Orrico is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees one portfolio of the Trust. The principal occupations of the Trustees and executive officers of the Fund during the past five years and public directorships held by the Trustees are set forth below:

John S. Orrico is General Partner of the Advisor. Prior to January 2000, he was Portfolio Manager to private trusts and entities at Lendemann Capital
Partners, L.P. (a financial management firm). From 1994 until 1998, he was Portfolio Manager to private trusts and entities at Gruss & Co. (a financial management firm).

Joel C. Ackerman is Partner of Ardsley Partners (a hedge fund). Prior to October 1998, he was a trader for Odyssey Partners (a hedge fund).

Jay N. Goldberg is Chief Executive Officer of Opcenter, LLC (a computer services company) and Partner of Hudson Ventures (a venture capital firm).

Michael Neumark is Senior Vice President of I.T.G., Inc. (an institutional electronic brokerage firm).

Additional information about members of the Board of Trustees and Officers is available in the Statement of Additional Information (SAI). To obtain a free copy of the SAI, please call 1-800-295-4485.

CHANGE IN INDEPENDENT AUDITOR (UNAUDITED)

On March 22, 2002, KPMG LLP (KPMG) resigned as independent auditor of the Fund. On May 22, 2002, Tait, Weller & Baker was selected as the Fund's new independent auditor. The Fund's selection of Tait, Weller & Baker as its independent auditor was recommended by the Fund's audit committee and was approved by the Fund's Board of Trustees.

KPMG's report on the Fund's financial statements for the fiscal year ended May 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal year, and through the date of KPMG's removal, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year.